EXHIBIT 10.5

AMENDMENT NO. 2 AND LIMITED WAIVER

TO

SECOND LIEN CREDIT AGREEMENT

This AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT, dated as of May 13, 2009 (this “Amendment”), is by and among CRIMSON EXPLORATION INC., a Delaware corporation (the “Borrower”), CRIMSON EXPLORATION OPERATING, INC. a Delaware corporation (“CEOI”), SOUTHERN G HOLDINGS, LLC, a Delaware limited liability company (together with the Borrower and CEOI, the “Loan Parties”), the lenders party hereto (the “Lenders”).

WHEREAS, the Borrower, the Lenders and Credit Suisse, as administrative agent (in such capacity, the “Agent”) and as collateral agent for the Lenders are parties to that certain Second Lien Credit Agreement, dated as of May 8, 2007, and amended by that certain Amendment No. 1 dated as of June 5, 2007 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made loans to the Borrower;

WHEREAS, the Borrower and the Lenders have agreed to amend the Credit Agreement on the terms, and subject to the conditions, set forth herein; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 2.	Amendments to Credit Agreement.

(a)       Section 1.02 of the Credit Agreement is hereby amended by inserting therein the following term:

“‘Covenant Compliance Period’ shall mean any fiscal quarter of the Borrower immediately following a fiscal quarter for which the Borrower (a) had a Leverage Ratio as of the end of such fiscal quarter equal to or less than 3:00 to 1.00 and (b) had a PV-10 Ratio as of such fiscal quarter of equal to or greater than 1.50x.

‘Haynesville Exchange’ shall mean any sale, assignment, transfer, conveyance, contribution or other disposition or series of related sales, transfers or other dispositions of any Haynesville Properties (i) pursuant to an acreage-swap (or similar) agreement, provided that such acreage-swap agreement provides for receipt of good and defensible title to acreage that has reasonably equivalent value, (ii) pursuant to or in connection with a farmout transaction (including a sale or other disposition of undeveloped acreage or depth(s) and assignments in connection with such farmout transaction), (iii) in connection with any

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joint venture, joint operating agreement, area of mutual interest or other agreement for the development of such Haynesville Properties and (iv) for cash provided that the aggregate amount of all such cash sales shall not exceed $5,000,000.

‘Haynesville Property’ shall mean any Oil and Gas Property constituting undeveloped acreage owned by the Borrower or any Guarantor in the Haynesville Shale play in east Texas and for which there were no proved reserves attributed in the most recent Reserve Reports delivered pursuant hereto.”

(b)       Section 1.02 of the Credit Agreement hereby is further amended amending and restating in their entirety the following terms:

“‘Alternate Base Rate’ shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%, and (c) the LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.50%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate, or the LIBO Rate, as the case may be.

‘Applicable Percentage’ shall mean (a) for any day during any fiscal quarter of Borrower that constitutes a Covenant Compliance Period, with respect to any Eurodollar Loan, 7.00% per annum, and with respect to any ABR Loan, 6.00% per annum, and (b) for any day during any fiscal quarter of Borrower that does not constitute a Covenant Compliance Period, with respect to any Eurodollar Loan, 8.00% per annum, and with respect to any ABR Loan, 7.00% per annum; provided, that for purposes of this definition, the PV-10 Ratios as at the last day of the fourth and second fiscal quarters shall be used for purposes of determining the Applicable Margin as at the end of the first and third fiscal quarters, respectively.

‘Asset Sale’ shall mean the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise) by the Borrower or any of the Guarantors to any Person other than the Borrower or any Guarantor of (a) any Equity Interests of any of the Guarantors (other than directors’

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qualifying shares) or (b) any other assets of the Borrower or any of the Guarantors (other than (i) any sale, transfer or other disposition of inventory, damaged, obsolete or worn out assets, scrap and Permitted Investments, in each case disposed of in the ordinary course of business, (ii) any sale, transfer or other disposition or series of related sales, transfers or other dispositions having a value not in excess of $250,000, and (iii) any sale, transfer or other disposition or series of related sales, transfers or other dispositions constituting a Haynesville Exchange).

‘LIBO Rate’ shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the greater of (i) 3.0% per annum and (ii) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided, however, that, to the extent that an interest rate under clause (ii) of this definition is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period.

‘PV-10 Ratio’ shall mean, on any date of determination, the ratio of PV-10 Value on such date to Total Net Debt on such date; provided that if the PV-10 Value calculated using only the estimated future revenues to be generated from proved developed reserves (the “PD Component”) is less than 60% of the otherwise calculated total PV-10 Value, then for purposes of calculating the PV-10 Ratio, PV-10 Value shall be deemed to be the quotient of the PD Component divided by 0.60.

‘PV-10 Value’ shall mean, as of any date of determination, the present value of estimated future revenues less severance and ad valorem taxes, operating, gathering, transportation and marketing expenses and capital expenditures from the production of proved reserves on the Borrower’s and the Guarantors’ Oil and Gas Properties as set forth in the most recent Reserve Reports delivered pursuant hereto, calculated in accordance with the Securities and Exchange Commission guidelines and using the Three-Year Strip Price for crude oil (WTI Cushing) and natural gas (Henry Hub), quoted on the New York Mercantile Exchange (or its successor) on such date of determination, adjusted for any basis differential, quality and gravity, using prices and costs as of the date of estimation without future

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escalation, without giving effect to non-property related expenses such as general and administrative expenses, debt service, future income tax expense and depreciation, depletion and amortization, and discounted using an annual discount rate of 10%. PV-10 Value shall be adjusted to give effect to the Hedging Agreements of the Borrower and the Guarantors then in effect. Notwithstanding the foregoing, as of any date of determination of PV-10 Value on or prior to December 31, 2010, the present value of the estimated future reserves less severance and ad valorem taxes, operating, gathering, transportation and marketing expenses and capital expenditures from the production of proved reserves from undeveloped acreage owned by the Borrower or any Guarantor in the Haynesville Shale play in east Texas shall be deemed to be $1,000 per acre on and after any date that the Borrower has granted to the Agent as security for the Obligations a first-priority Lien interest (subject only to Excepted Liens or Liens otherwise permitted by Section 9.02 and to the Lien priorities set forth in the Intercreditor Agreement) on such undeveloped acreage owned by the Borrower or any Guarantor in the Haynesville Shale.”

(c)       Section 1.02 of the Credit Agreement hereby is further amended amending and restating clauses (x) and (y) of the definition of “Net Cash Proceeds” in their entirety as following:

“(x) the Borrower shall deliver a certificate of its chief financial officer to the Administrative Agent at the time of receipt thereof setting forth the Borrower’s intent to reinvest such proceeds to acquire, maintain, explore, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower and the Subsidiaries within 180 days of receipt of such proceeds (or 365 days in the case of proceeds from any Asset Sale of Haynesville Properties) and (y) no Default or Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used at the end of such 180-day period (or 365-day period in the case of proceeds from any Asset Sale of Haynesville Properties), at which time such proceeds shall be deemed to be Net Cash Proceeds; and”

(d)       Section 5.07(a)(i) of the Credit Agreement hereby is amended and restated as follows:

“(i) on each March 15 and September 15, which reports shall be determined as of each January 1 and June 30, respectively”

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(e)       The first sentence of Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower will not permit its Leverage Ratio as of the end of any fiscal quarter of the Borrower (calculated quarterly at the end of each fiscal quarter) to be greater than the ratio equal to (i) the sum of the leverage ratio for such fiscal quarter set forth in the First Lien Loan Agreement and 0.25 to (ii) 1.0, provided, that for the avoidance of doubt, no waiver of the leverage ratio covenant under the First Lien Loan Agreement by the lenders under the First Lien Loan Agreement shall constitute a waiver of, change to, or suspension of the covenant in this Section 6.13.”

(f)        Section 6.14 of the Credit Agreement hereby is amended and restated as follows:

“Section 6.14.  PV-10 Ratio. The Borrower will not permit the PV-10 Ratio (calculated semi-annually as at the last day of each second and fourth fiscal quarters based on the most recently delivered Reserve Report) as at the end of each second and fourth fiscal quarter, (i) beginning with the fiscal quarter ending June 30, 2009, to be less than 1.2x, (ii) beginning with the fiscal quarter ending December 31, 2009, to be less than 1.25x, (iii) beginning with the fiscal quarter ending December 31, 2010 and thereafter, to be less than 1.5x.”

(g)       Section 6.15 of the Credit Agreement hereby is amended and restated as follows:

“Section 6.15. Sale of Mortgaged Properties. The Borrower will not, and will not permit any Subsidiary to, sell, assign, convey or otherwise transfer any Mortgaged Property or any interest in any Mortgaged Property except for Mortgaged Property (a) constituting Haynesville Property or (b) for which (i) the Borrower has given the Agent at least thirty (30) days prior written notice of the proposed transfer, (ii) the consideration is at least 75% cash, (iii) the consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of; provided, that in each case, (1) the aggregate fair market value of all assets sold, assigned, conveyed or otherwise transferred pursuant to this Section 6.15 and Section 6.16 during any fiscal year shall not exceed an amount equal to 10.0% of the PV-10 Value as at the end of the fiscal year most recently ended prior to the date of such sale, assignment, conveyance or other transfer which a Reserve Report has been delivered, calculated on a pro forma basis for acquisitions consummated since the end of such fiscal year as if such acquisitions had been consummated prior to such year end, and (2) upon consummation of such sale, assignment, conveyance or other transfer, the Borrower would be in

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compliance with Section 6.14 determined on a pro forma basis as if such sale, assignment, conveyance or other transfer had been consummated prior to the end of the most recent semi-annual period for which the PV 10 Ratio is measured.”

(h)       Section 6.28(a) of the Credit Agreement hereby is amended by amending and restating the first sentence thereof in its entirety as follows:

“The Borrower agrees that it will not, and will not permit any Subsidiary to, grant a Lien on any Property to secure the indebtedness under the First Lien Loan Documents without concurrently therewith granting to the Agent to secure the Obligations a first priority, perfected Lien (subject to the priorities set forth in the Intercreditor Agreement) on this same Property pursuant to Security Instruments in form and substance reasonably satisfactory to the Agent.”

(i)        Article IX of the Credit Agreement hereby is amended by inserting therein a new Section 9.18 as follows:

“Section 9.18 Collateral Matters.Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrower in connection with any sale, assignment, conveyance or other transfer of Property permitted by the Loan Documents, the Agent shall (without notice to, or vote or consent of, any Lender or other Person) take such actions as shall be required as promptly as reasonably practicable to release (i) its Liens on such Property being sold, assigned, conveyed or otherwise transferred and (ii) any Person being sold, assigned, conveyed or otherwise transferred in such transaction from its guaranty obligations under any Loan Document, and (iii) its Liens on any Property owned by any Person being sold, assigned, conveyed or otherwise transferred, in each case to the extent necessary to permit consummation of such sale, assignment, conveyance or other transfer in accordance with the Loan Documents.”

Section 3. Limited Waiver. In reliance on the representations and warranties set forth in Section 4 below and subject to the satisfaction of the conditions set forth in Section 5 below, the Required Lenders hereby waive the Borrower’s non-compliance, if any, with Section 6.14 (PV-10 Ratio), for any fiscal quarter ending prior to the date of this Amendment.

Section 4. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Loan Parties, jointly and severally, represent and warrant to the Lenders party hereto as of the Amendment Effective Date that:

(a)       Each of the Loan Parties has all necessary corporate power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and the execution, delivery and performance by the Loan Parties of this

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Amendment has been duly authorized by all necessary corporate action on its part; and this Amendment constitutes the legal, valid and binding obligations of the Loan Parties enforceable in accordance with its terms;

(b)       No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any Person are necessary for the execution, delivery or performance by the Loan Parties of this Amendment or for the validity or enforceability thereof; and

(c)       Neither the execution and delivery of this Amendment, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the date hereof under, the respective charter, by-laws, or limited liability company agreement of Loan Parties, or any Governmental Requirement or any Material Agreement, or constitute a default under any such agreement, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Loan Parties pursuant to the terms of any such agreement or instrument.

Section 5. Conditions to Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions is satisfied (the “Amendment Effective Date”):

(a)       The Agent shall have received this Amendment, duly executed and delivered by a duly authorized officer of the Borrower and the Required Lenders; and

(b)       The Borrower has paid the fee required by, and in accordance with, Section 6 below.

Section 6. Amendment Fee. In the event that the Required Lenders and the Borrower execute and deliver this Amendment, the Borrower shall pay to the Agent, for the ratable benefit of each Lender that has executed and delivered to the Borrower this Amendment on or prior to 5:00 p.m. (New York time) on May 13, 2009, the fee set forth on Schedule I hereto.

Section 7. Post-Closing Covenant. No later than sixty days after the Amendment Effective Date, the Borrower shall have granted, or shall have caused to be granted, to the Agent as security for the Obligations a security interest in and perfected Lien on (subject only to Excepted Liens or Liens otherwise permitted by Section 9.02 and to the Lien priorities set forth in the Intercreditor Agreement) on its Haynesville Properties, which Lien will be created and perfected by and in accordance with the provisions of mortgages, deeds of trust, security agreements and financing statements, or other Security Instruments, all in form and substance reasonably satisfactory to the Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

Section 8. Confirmation of Loan Documents by Loan Parties. This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as

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expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Agent or the Lenders.

(a)       This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.

(b)       Each of the Loan Parties hereby reaffirms its obligations under the Credit Agreement and each of the other Loan Documents to which it is a party, as the same are amended hereby, and agrees and acknowledges that each such document and all of such obligations thereunder, remain in full force and effect after giving effect to this Amendment.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or email in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart hereof.

Section 10. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

CRIMSON EXPLORATION INC.

By:	/s/ E. Joseph Grady
E. Joseph Grady Senior Vice President and Chief Financial Officer

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OCM Principal Opportunities Fund III, L.P.,
as a Lender

By:	OCM Principal Opportunities Fund III GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:	/s/ B. James Ford
Name:	B. James Ford
Title:	Authorized Signatory
By:	/s/ Adam C. Pierce
Name:	Adam C. Pierce
Title:	Authorized Signatory

OCM Principal Opportunities Fund IIIA, L.P.,
as a Lender

By:	OCM Principal Opportunities Fund III GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:	/s/ B. James Ford
Name:	B. James Ford
Title:	Authorized Signatory
By:	/s/ Adam C. Pierce
Name:	Adam C. Pierce
Title:	Authorized Signatory

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Wells Fargo Energy Capital, Inc.,
as a Lender

By:	/s/ Chris Carter
Name:	Chris Carter
Title:	Vice President

BLT II LLC,
as a Lender

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Authorized Signatory

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender,
as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Credit Suisse Loan Funding LLC,
as a Lender

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Director

By:	/s/ Michael Wotanowski
Name:	Michael Wotanowski
Title:	Director

[Amendment No. 2 and Limited Waiver – Signature Page]

505 CLO I, LTD,
as a Lender

By:	CIT Asset Management LLC

By:	/s/ David Harnisch
Name:	David Harnisch
Title:	Managing Director

Sands Point Funding LTD,
as a Lender

By:	Guggenheim Investment Management, LLC, as its Collateral Manager

By:	/s/ Michael Damasco
Name:	Michael Damasco
Title:	Senior Managing Director

Cooper River CLO LTD,
as a Lender

By:	Guggenheim Investment Management, LLC, as its Collateral Manager

By:	/s/ Michael Damasco
Name:	Michael Damasco
Title:	Senior Managing Director

Kennecott Funding LTD,
as a Lender

By:	Guggenheim Investment Management, LLC, as its Collateral Manager

By:	/s/ Michael Damasco
Name:	Michael Damasco
Title:	Senior Managing Director

[Amendment No. 2 and Limited Waiver – Signature Page]

NZC Opportunities (Funding) II Limited,
as a Lender

By:	Guggenheim Investment Management, LLC, as its Collateral Manager

By:	/s/ Michael Damasco
Name:	Michael Damasco
Title:	Senior Managing Director

Energy Components SPC – Up-and-Midstream Segregated Portfolio,
as a Lender

By:	/s/ Warren Keens
Name:	Warren Keens
Title:	Director

Sankaty Credit Opportunities III, L.P.,
as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Baltic Funding LLC,
as a Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

[Amendment No. 2 and Limited Waiver – Signature Page]

Sankaty High Yield Partners II, L.P.,
as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Nash Point CLO, Limited, as Collateral Manager,
as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Nash Point II CLO,
as a Lender

By:	Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Sankaty High Yield Partners III, L.P.,
as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[Amendment No. 2 and Limited Waiver – Signature Page]

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC,
as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited, Term Lender,
as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Race Point IV CLO, Ltd,
as a Lender

By:	Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager,
as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[Amendment No. 2 and Limited Waiver – Signature Page]

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender,
as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors,
as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Avery Point CLO, Ltd,
as a Lender

By:	Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors,
as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[Amendment No. 2 and Limited Waiver – Signature Page]

Schedule I

Amendment Fee:	1.0% of the aggregate outstanding principal balance of the Loans of such Lender.

[Amendment No. 2 and Limited Waiver – Signature Page]